Exhibit 10.1

June 8, 2026

Mr. Thomas Ma

Chief Executive Officer

Real Messenger Corporation

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

Dear Mr. Ma:

This letter (the “Agreement”) constitutes the agreement between Maxim Group LLC (“Maxim” or the “Placement Agent”) and Real Messenger Corporation, a Cayman Islands company (the “Company”), pursuant to which the Placement Agent shall serve as the sole placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of 3,160,000 Class A ordinary shares (the “Shares”) of the Company, par value US$0.0001 per share (the “Ordinary Shares”), up to 5,714,284 warrants (the “Warrants”), with each such Warrant representing the right of the holder thereof to purchase one Ordinary Share, and up to 2,554,284 pre-funded warrants (the “Pre-funded Warrants”), with each such Pre-funded Warrant representing the right of the holder thereof to purchase one Ordinary Share (the “Offering”). The Ordinary Shares underlying the Warrants and the Pre-funded Warrant issuable upon exercise of the Warrants and the Pre-funded Warrants are hereinafter referred to as “Warrant Shares.” The Shares, the Warrants and Pre-funded Warrants are collectively called hereinafter as “Securities.” The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that the Placement Agent would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement, including but not limited to the Purchase Agreement (as defined below) and the Lock-Up Agreements shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent’s with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Securities to any Purchaser will be evidenced by a securities purchase agreement (the “Purchase Agreement”) between the Company and such Purchaser in a form reasonably acceptable to the Company and the Placement Agent. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Prior to the signing of any Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A. Representations of the Company. Each of the representations and warranties (together with any related disclosure schedules thereto) and covenants made by the Company to the Purchasers in the Purchase Agreement in connection with the Placement is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of the Closing Date, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants that:

1. The Company has prepared and filed with the Commission a registration statement on Form F-1 (Registration No. 333-296226) (as amended, including the exhibits thereto, the “Registration Statement”), registering the securities pursuant to the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the Securities, and the Registration Statement became effective on June 8, 2026. At the time of such filing, the Company met the requirements of Form F-1 under the Securities Act. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such Registration Statement relating to the placement of the Shares and the Warrant Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall each be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 5 of Form F-1 which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statements, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statements, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

2. The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statements and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Registration Statement, the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in the light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Registration Statements, the Base Prospectus, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Registration Statements, the Base Prospectus, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

3. The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

4. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any ten percent (10.0%) or greater shareholder of the Company, except as set forth in the Registration Statement and SEC Reports.

B. Covenants of the Company.

1. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Registration Statements, the Base Prospectus, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities pursuant to the Placement other than the Registration Statements, the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

2. Concurrently with or as soon as practicable after the filing of the Registration Statement with the Commission, the Company shall make all necessary state “blue sky” securities law filings with respect to the Securities to be sold in the Offering. The Company and Maxim will cooperate in obtaining the necessary approvals and qualifications in such states as mutually deemed necessary and/or desirable.

3. During the forty-five (45) - day period prior to the filing of the Registration Statement with the Commission, and at all times thereafter prior and following to the effectiveness of the Registration Statement, the Company and its officers, directors and related parties will abide by all rules and regulations of the Commission relating to public offerings, including, without limitation, those relating to public statements (i.e., “gun jumping”) and disclosures of material non-public information.

4. The Company will not issue press releases or engage in any other publicity, without Maxim’s prior written consent, commencing on the date hereof and continuing for a period of forty-five (45) days from Closing, other than normal and customary releases issued in the ordinary course of the Company’s business. The Company covenants to adhere to all “gun jumping” and “quiet period” rules and regulations of the Commission prior to, during and following the filing of the Registration Statement and the consummation of the Offering. This restriction shall apply only to deal-related announcements and shall not prevent the Company from issuing press releases in the ordinary course of business or as required by law.

SECTION 2. REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of the Securities by such Placement Agent, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agent will immediately notify the Company in writing of any change in its status as such. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 3. COMPENSATION. In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or its designees the following compensation with respect to the Securities which the Placement Agent is placing:

A. A cash fee (the “Cash Fee”) equal to an aggregate of six and one-half percent (6.5%) of the aggregate gross proceeds raised in the Placement. The Cash Fee shall be paid at the Closing of the Placement.

B. Such number of warrants (the “Placement Agent Warrants”) to the Placement Agent or its designees at the Closing Date to purchase Ordinary Shares equal to 3.0% of the aggregate number of Ordinary Shares sold in the Offering. The Placement Agent’s Warrants will be non-exercisable for six (6) months after the effective date of the Registration Statement and will expire three (3) years after such date. Except as otherwise provided in this Section 3B, the Placement Agent’s Warrants will be exercisable at the same price and on the same terms as the warrants issued to Purchaser in connection with the Offering. The Placement Agent’s Warrants shall not be redeemable. The Company will register the Ordinary Shares underlying the Placement Agent’s Warrants under the Securities Act and will file all necessary undertakings in connection therewith. The Placement Agent’s Warrants and the Ordinary Shares issuable upon exercise of the Placement Agent Warrants have been deemed compensation by the Financial Industry Regulatory Authority (“FINRA”), and therefore are subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA, pursuant to which they may not be transferred, assigned or hypothecated for a period of one eighty (180) days following the Closing, except that they may be assigned, in whole or in part, to any successor, officer, manager or member of Maxim (or to officers, managers or members of any such successor or member), and to members of the underwriting syndicate or selling group, subject to certain exceptions set forth in FINRA Rule 5110(e)(2). The Placement Agent’s Warrants may be exercised as to all or a lesser number of Ordinary Shares, will provide for cashless exercise and will contain provisions for a maximum of two demand registrations of the sale of the underlying Ordinary Shares each at the warrant holders’ expense, and unlimited “piggyback” registration rights for a period of two (2) years after the Closing at the Company’s expense. The Placement Agent’s Warrants shall further provide for anti-dilution protection (adjustment in the number and price of such warrants and the shares underlying such warrants) resulting from corporate events (which would include dividends, reorganizations, mergers, etc.) and future issuance of common stock or common stock equivalents at prices (or with exercise and/or conversion prices) below the offering price.

C. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse the Placement Agent for up to $80,000 for the reasonable and accounted fees and expenses of legal counsel in the event of a Closing. The Company will reimburse Placement Agent directly out of the Closing of the Placement. In the event that there is not a Closing, the Company agrees to reimburse the Placement Agent for up to $50,000 for the reasonable and accounted fees and expenses of legal counsel.

D. Upon the Closing of the Placement or Alternative Transaction (as defined below), for a period of nine (9) months from such Closing the Company grants the Placement Agent the right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked offerings for which the Company retains the service of an underwriter, agent, advisor, finder or other person or entity in connection with such offering during such nine (9) month period of the Company, or any successor to or any subsidiary of the Company. The Company shall not offer to retain any entity or person in connection with any such offering on terms more favorable than terms on which it offers to retain the Placement Agent. Such offer shall be made in writing in order to be effective. The Placement Agent shall notify the Company within ten (10) business days of its receipt of the written offer contemplated above as to whether or not it agrees to accept such retention. If the Placement Agent should decline such retention, the Company shall have no further obligations to the Placement Agent with respect to the offering for which it has offered to retain the Placement Agent, except as otherwise provided for herein. “Alternative Transaction” shall mean an alternative offering (registered or unregistered) of its equity, equity-linked, convertible or debt securities or a reverse merger. The right of first refusal provided for in this Section 3D shall apply only to pure third party capital-raising activities initiated by the Company and shall exclude strategic transactions such as mergers, joint ventures, or acquisitions; and more specifically, shall exclude any capital-raising activities initiated by the Company that are directly related or connected to any merger, joint venture or acquisition. In addition, any capital raised by the Company from, or contributed to the Company by, Mr. Kwai Hoi Ma and/or any entity under his control shall be outside the scope of this Section 3D.

E. The Placement Agent reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The Placement Agent’s engagement hereunder shall be until the earlier of (i) the final Closing Date of the Placement and (ii) the date when either party terminates the engagement according to the terms of the next sentence (such date, the “Termination Date”). After June 13, 2026, the Agreement may be terminated at any time by either party upon ten (10) days’ written notice to the other party, effective upon receipt of written notice to that effect by the other party. The period described in the preceding two sentences shall represent the “Engagement Term.” The Agreement may not be earlier terminated except for Cause (defined below). If there is a Closing of the Placement, or if the Termination Date occurs prior to Closing of the Placement (other than for Cause), then if within nine (9) months following such time, the Company completes any public or private financing of equity, equity-linked, convertible or debt or other capital raising activity with, or receives any proceeds from, any of the investors contacted or introduced by the Placement Agent during the Engagement Term, then the Company will pay the Placement Agent upon the closing of such financing or receipt of such proceeds the compensation set forth in Section 3 herein. “Cause,” for the purpose of this Agreement, shall mean, as determined by a court of competent jurisdiction, the Placement Agent’s gross negligence, willful misconduct, or a material breach of this Agreement, after being notified in writing of such conduct, and not curing such alleged conduct within twenty (20) business days of notification of such alleged wrongful conduct. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution, future rights and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. PLACEMENT AGENT INFORMATION. Notwithstanding anything herein to the contrary, if in the course of the Placement Agent’s performance of due diligence, the Placement Agent deems it necessary to terminate this Agreement, the Placement Agent may do so at any time upon immediate written notice. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent.

A. No stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus, the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in connection with the Placement shall have been timely filed with the Commission.

B. The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus, the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

C. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

D. The Placement Agent shall have completed its due diligence investigation of the Company to the satisfaction of the Placement Agent and its counsel.

E. The Placement Agent shall have received legal opinions of (i) Loeb & Loeb LLP, the Company Counsel with respect to U.S. laws and securities matters (including, without limitation, a negative assurance letter or statement); and (ii) Ogier with respect to Cayman Islands laws, in each case addressed to the Placement Agent and each of the Purchasers, in a form satisfactory to Placement Agent’s counsel, Hunter Taubman Fischer & Li LLC, the Placement Agent, and the Purchasers.

F. On the date of this Agreement and on the Closing Date, the Placement Agent shall have received a “comfort” letter from the Marcum Asia CPAs LLP as of each such date, addressed to the Placement Agent and in form and substance satisfactory in all respects to the Placement Agent and Placement Agent’s counsel.

G. On the Closing Date, Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated, as applicable, as of the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein and in the Purchase Agreement were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the applicable Closing Date, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects.

H. On the Closing Date, Placement Agent shall have received a certificate of an Officer of the Company, dated, as applicable, as of the date of such Closing, certifying to, among others, the organizational documents and board resolutions relating to the Placement of the Securities from the Company.

I. Reserved.

J. Reserved.

K. On the Closing Date, Placement Agent shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated, as applicable, as of the date of such Closing, certifying to, the Company’s eligibility to use the Registration Statement.

L. Lock-Up Agreements. The Company and its directors and officers and any other holder(s) of five percent (5.0%) or more of the outstanding Ordinary Shares of the Company as of the effective date of the Registration Statement (and all holders of securities exercisable for or convertible into Ordinary Shares) shall enter into lock up agreements pursuant to which such persons and entities shall agree, for a period of six (6) months after the Offering is completed, that they shall neither offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any securities of the Company without the Placement Agent’s prior written consent, including the issuance of Ordinary Shares upon the exercise of currently outstanding options approved by the Placement Agent. On or before the date hereof, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, the lock-up agreements from the persons specified above in form and substance satisfactory to the Placement Agent.

M. Neither the Company nor any of its Subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statements the Base Prospectus and the Prospectus Supplement, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statements, the Base Prospectus and the Prospectus Supplement, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Registration Statements, the Base Prospectus and the Prospectus Supplement, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Registration Statements, the Base Prospectus, and Prospectus Supplement.

N. The Company’s Ordinary Shares are registered under the Exchange Act and, as of the Closing Date, the Company has submitted the notification of listing of Shares including the Warrant Shares to the Trading Market or other U.S. applicable national exchange and has not received any information indicating that the such listing of the Shares will be rejected and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market or other applicable U.S. national exchange, nor has the Company received any information suggesting that the Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.

O. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

P. The Company shall have prepared and will file with the Commission a Report of Foreign Private Issuer on Form 6-K with respect to the Placement, including as exhibits thereto this Agreement and the Purchase Agreement.

Q. The Company shall have entered into a Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

R. Reserved.

S. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 8 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 9. SUBSEQUENT EQUITY SALES

(a)	From the date hereof until sixty (60) days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents or file any registration statement, or amendment or supplement thereto, with the Commission, other than a prospectus filed with the Commission pursuant to Rule 424(b) in connection with this offering.

(b)	From the date hereof until six (6) months after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or at-the-market offering facility, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c)	Notwithstanding the foregoing, this Section 9 shall not apply in respect of an Exempt Issuance (as defined below) except that no Variable Rate Transaction shall be an Exempt Issuance. “Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, provided, however, such issuance shall not exceed ten percent (10%) of the Ordinary Shares issued and outstanding as of the date hereof, (b) Ordinary Shares issuable upon the exercise of the Warrants, and Pre-Funded Warrants securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

SECTION 10. ADDITIONAL DOCUMENTS. The Company will enter into any subscription, purchase, or other customary agreements as the Placement Agent and the Purchasers deem reasonably necessary or appropriate to consummate this offering, all of which will be in form and substance reasonably acceptable to the Company, the Placement Agent, and the Purchasers. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Purchasers in this offering.

SECTION 11. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 12. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery of the Securities. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 11. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with the Placement. The Placement Agent further agrees to disclose the Confidential Information only to its Representatives (as such term is defined below) who need to know the Confidential Information for the purpose of the Placement, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to a Placement Agent or its Representatives in connection with such Placement Agent’s evaluation of the Placement. Information communicated orally or otherwise than in writing, shall only be considered Confidential Information if such information is designated as being confidential at the time of disclosure (or promptly thereafter) and is reduced in writing and identified to the Placement Agent as being Confidential Information immediately after the initial disclosure. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by a Placement Agent or its Representatives in violation of this Agreement, (ii) is or becomes available to a Placement Agent or any of its Representatives on a non-confidential basis from a third-party, (iii) is known to a Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives, (iv) is or has been independently developed by a Placement Agent and/or the Representatives without use of any Confidential Information furnished to it by the Company, or (v) is required to be disclosed pursuant to applicable legal or regulatory authority. The term “Representatives” shall mean each Placement Agent’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two (2) years from the date hereof.

SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, from and after any Closing, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense.

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Maxim the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC
By:
Name:	Ritesh M. Veera
Title:	Co-Head of Investment Banking

Address for notice:

300 Park Ave, 16th Floor
New York, NY 10022
Attention: James Siegel, General Counsel
Email: jsiegel@maximgrp.com

Accepted and Agreed to as of

the date first written above:

Real Messenger Corporation

By:
Name:	Thomas Ma
Title:	Chief Executive Officer

Real Messenger Corporation

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

Tel:

Attn: Thomas Ma

Email:

[Signature Page to Placement Agency Agreement Between

Real Messenger Corporation, and Maxim Group LLC]

ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim Group LLC (the “Lead Manager”) by Real Messenger Corporation, a Cayman Islands company pursuant to a placement agency agreement dated as of the date hereof, between the Company and the Lead Manager, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1. To the extent permitted by law, the Company will indemnify the Lead Manager and each of its affiliates, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard to the Lead Manager, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from the Lead Manager’s willful misconduct or gross negligence in performing the services described herein, as the case may be.

2. Promptly after receipt by the Lead Manager of notice of any claim which may give rise to indemnification not involving a Third Party Claim (as defined below), the Lead Manager shall, as promptly as practicable following the date the Lead Manager has obtained knowledge of such claim, give written notice of such claim to the Company, but no failure to give such notice shall relieve the Company of any liability hereunder (except to the extent that the Company has suffered actual, irreversible and material economic prejudice thereby). The Lead Manager, at its cost, shall furnish to the Company in good faith and in reasonable detail such information as the Lead Manager may have with respect to such claim.

3. Promptly after receipt by the Lead Manager of notice of the commencement of any action, suit or proceeding involving a claim by a third party (each, a “Third Party Claim”) against it, the Lead Manager will give written notice to the Company of the commencement of such Third Party Claim, and shall give the Company such information with respect thereto as the Company may reasonably request, but no failure to give such notice shall relieve the Company of any liability hereunder (except to the extent the Company has suffered actual, irreversible and material economic prejudice thereby). The Company shall have the right, but not the obligation, to assume the defense and control the settlement of such Third Party Claim, at its cost and expense (and not as a reduction in the amount of indemnification available hereunder), using counsel selected by the Company and reasonably acceptable to the Lead Manager. If the Company desires to exercise its right to assume the defense and control the settlement of such Third Party Claim, the Company shall give written notice (the “Defense Notice”) to the Lead Manager within fourteen (14) calendar days of receipt of notice from the Lead Manager of the commencement of or assertion of any Third Party Claim stating that the Company shall be responsible for such Third Party Claim. Notwithstanding the foregoing, the Lead Manager shall have the right: (i) to assume the defense and control the settlement of a Third Party Claim and (ii) to employ separate counsel at the Company’s reasonable expense (provided that the Company shall not be required to reimburse the expenses and costs of more than one law firm) and control its own defense of a Third Party Claim if (x) the named parties to any such action (including any impleaded parties) include both the Lead Manager and the Company, and the Lead Manager shall have been advised by counsel that there are one or more legal or equitable defenses available to the Lead Manager that are different from those available to the Company, (y) such Third Party Claim involves equitable or other non-monetary damages or in the reasonable judgment of the Lead Manager, such settlement would have a continuing material adverse effect on the Lead Manager’s business (including any material impairment of its relationships with customers and suppliers), or (z) in the reasonable judgment of the Lead Manager, the Company may not be able to satisfy fully such Third Party Claim. In addition, if the Company fails to give the Lead Manager the Defense Notice in accordance with the terms hereof, the Lead Manager shall have the right to assume control of the defense of and settle the Third Party Claim and all costs incurred in connection therewith shall constitute damages of the Lead Manager. For the avoidance of doubt, the Company acknowledges that it will advance any retainer fees required by legal counsel to the Lead Manager simultaneously with the engagement by the Lead Manager of such counsel, it being understood and agreed that the amount of such retainer shall not exceed $20,000 and that such retainer shall be credited to fees incurred with the balance (if any) refundable to the Company.

4. If at any time after the Company assumes the defense of a Third Party Claim, any of the conditions set forth in Section 3 of this Addendum A are no longer satisfied, the Lead Manager shall have the same rights as set forth therein as if the Company never assumed the defense of such claim. Notwithstanding the foregoing, the Company or the Lead Manager, as the case may be, shall have the right to participate, at its own expense, in the defense of any Third Party Claim that the other party is defending.

5. If the Company assumes the defense of any Third Party Claim in accordance with the terms hereof, the Company shall have the right, upon thirty (30) calendar days’ prior written notice to the Lead Manager, to consent to the entry of judgment with respect to, or otherwise settle such Third Party Claim; provided, however, that with respect to such consent to the entry of judgment or settlement, the Lead Manager will not have any liability and will be fully indemnified with respect to all Third Party Claims. Notwithstanding the foregoing, the Company shall not have the right to consent to the entry of judgment with respect to, or otherwise settle a Third Party Claim if: (i) the consent to judgment or settlement of such Third Party Claim involves equitable or other non-monetary damages against the Lead Manager, or (ii) in the reasonable judgment of the Lead Manager, such settlement would have a continuing effect on the Lead Manager’s business (including any material impairment of its relationships with customers and suppliers), without the prior written consent of the Lead Manager. In addition, the Lead Manager shall have the sole and exclusive right to settle any Third Party Claim on such terms and conditions as it deems reasonably appropriate, (x) if the Company fails to assume the defense in accordance with the terms hereof, or (y) to the extent such Third Party Claim involves only equitable or other non-monetary relief, and shall have the right to settle any Third Party Claim involving monetary damages with the Company’s consent, which consent shall not be unreasonably withheld.

6. The Company agrees to notify the Lead Manager promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

7. If for any reason the foregoing indemnity is unavailable to the Lead Manager or insufficient to hold the Lead Manager harmless, then the Company shall contribute to the amount paid or payable by the Lead Manager, as the case may be, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand, and the Lead Manager on the other, but also the relative fault of the Company on the one hand and the Lead Manager on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, the Lead Manager’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Lead Manager under the Agreement (excluding any amounts received as reimbursement of expenses incurred by the Lead Manager). For the purposes of this Addendum A, the relative benefits to the Company and the Lead Manager shall be deemed to be in the same proportion as: (a) the total net value paid or contemplated to be paid or received or contemplated to be received by the Company and its affiliates (including the Company’s stockholders), as the case may be, in the transaction or transactions that are the subject of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Lead Manager in connection with the Agreement.

8. These Indemnification Provisions shall apply to the engagement and any modification thereof and shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

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Very truly yours,

MAXIM GROUP LLC

By:
Name:	Ritesh M. Veera
Title:	Co-Head of Investment Banking

Address for notice:

300 Park Ave, 16th Floor
New York, NY 10022
Attention: James Siegel, General Counsel
Email: jsiegel@maximgrp.com

Accepted and Agreed to as of

the date first written above:

Real Messenger Corporation

By:
Name:	Thomas Ma
Title:	Chief Executive Officer

Real Messenger Corporation

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

Tel:

Attn: Thomas Ma

Email:

[Signature Page to Indemnification Provisions

Pursuant to Placement Agency Agreement

between Real Messenger Corporation and Maxim Group LLC]